Exhibit 32.1
Certification of Form 10-Q for the Quarter ended January 31, 2008, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
The undersigned Chief Executive Officer and Chief Financial Officer of Stewart Enterprises, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act, that:
•	the Quarterly Report on Form 10-Q for the quarter ended January 31, 2008 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

•	the information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Stewart Enterprises, Inc.
This certification is being furnished solely to comply with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as a part of the Form 10-Q.
A signed original of this written statement required by Section 906 has been provided to Stewart Enterprises, Inc. and will be retained by Stewart Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.
Dated: March 10, 2008

/s/ THOMAS J. CRAWFORD
Thomas J. Crawford
President and
Chief Executive Officer

/s/ THOMAS M. KITCHEN
Thomas M. Kitchen
Senior Executive Vice President and
Chief Financial Officer

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